Supplemental Financial Information - Financial Income (Expense) (Detail) - USD ($) $ in Millions		12 Months Ended
		Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Supplemental Income Statement Elements [Abstract]
Interest income		$ 48	$ 27	$ 11
Interest expense		(273)	(310)	(408)
Total interest expense, net		(225)	(283)	(397)
Net gain (loss) on extinguishment of debt		(26)	(41)	(32)
Foreign exchange rate results		(14)	(30)	(15)
Miscellaneous financing costs/income, net	[1]	(70)	(12)	(9)
Total other financial income (expense)		(110)	(83)	(56)
Total		$ (335)	$ (366)	$ (453)

[1]	For the period ending December 31, 2018, the amount includes one-time charges ($60 million) on certain financial instruments for compensation related to an adjustment event required by the termination of the Qualcomm Purchase Agreement.